Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 31, 2012 of:

Limited Duration Portfolio
(the "Portfolio")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Fund") has approved (i) the imposition of a maximum initial sales charge of 4.25% on purchases of Class P shares of the Portfolio; (ii) a decrease in the minimum initial investment amount for Class P shares of the Portfolio from $1,000,000 to $1,000; and (iii) the implementation of criteria for the waiver of the front-end sales charge on Class P shares of the Portfolio. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first paragraph in each the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class P shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class P shares of the Portfolio purchased in a single transaction, together with the NAV of all Class P shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $25,000 or more. More information about these and other discounts is available from your financial adviser and in the "Purchasing Class P and Class H Shares" section on page 36 of the Prospectus.

Shareholder Fees
(fees paid directly from your investment)

	Class I	Class P
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%

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The following table replaces the "Example" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class P	$507	$682	$871	$1,418

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The following table replaces the "Average Annual Total Returns For Periods Ended December 31, 2011" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns For Periods Ended December 31, 2011:"

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class P (commenced operations on 9/28/07)* Return before Taxes	-3.10%	—	—	-4.20%

*  The historical performance of Class P shares has been restated to reflect the current maximum initial sales charge of 4.25%.

***

The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class P shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class P and Class H Shares" sections beginning on pages 34 and 35, respectively, of the Prospectus.

Portfolio shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund Trust (the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Purchasing Class I and Class L Shares" and "Redeeming Shares" sections beginning on pages 34 and 38, respectively, of the Prospectus.

Class P shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Please retain this supplement for future reference.

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